UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
August 20, 2013 (August 16, 2013)

MICROCHIP TECHNOLOGY INCORPORATED (Exact Name Of Registrant As Specified In Its Charter)

Delaware	0-21184	86-0629024
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2355 West Chandler Boulevard, Chandler, Arizona 85224-6199
(Address of Principal Executive Offices, Including Zip Code)

(480) 792-7200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

At our annual meeting of stockholders held on August 16, 2013, our stockholders elected each of the following individuals to serve on the Board of Directors until the next annual meeting of stockholders, and until his successor is duly elected and qualified.

Nominees	Votes For	Votes Withheld	Broker Non Votes
Steve Sanghi	155,803,480	5,426,969	17,659,754
Matthew W. Chapman	159,571,707	1,658,742	17,659,754
L.B. Day	144,995,631	16,234,818	17,659,754
Albert J. Hugo-Martinez	159,531,480	1,698,969	17,659,754
Wade F. Meyercord	157,280,446	3,950,003	17,659,754

In addition, the following proposals were voted on at the annual meeting:

2.	Proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2014.

Votes For	Votes Against	Abstentions	Broker Non Votes
177,390,411	1,400,723	99,069	-0-

3.	Proposal to hold an advisory (non-binding) vote regarding the compensation of our named executive officers.

Votes For	Votes Against	Abstentions	Broker Non Votes
154,758,822	5,565,566	905,803	17,660,012

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 20, 2013	Microchip Technology Incorporated

By: /s/ J. Eric Bjornholt
J. Eric Bjornholt Vice President, Chief Financial Officer